Exhibit 4.4

REDACTED COPY

Certain identified confidential information has been redacted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential portions of this Exhibit are designated by [*****].

Commercial Proposal

PAGSEGURO—Energy readjustment for Tamboré

DocuSign Envelope ID: 68DD47A3-E582-4942-B932-2886F9F76EEE

COMMERCIAL PROPOSAL UOL DIVEO OPT-19/28417 Page: 07/02

Page: 2 /7

São Paulo, December 24th, 2019.

TO PAGSEGURO INTERNET LTDA

Att, Raphael Bittencourt

Referring to the Proposals UOL DIVEO OPT-19/28417

In response to your request, we present a proposal for an integrated technology solution to meet the expectations of PAGSEGURO INTERNET LTDA in relation to IT infrastructure services.

We provide PAGSEGURO INTERNET LTDA with our experience of excellent quality services provided to the corporate market. We developed this Proposal with the commitment to offer the solution that most adheres to the business needs of PAGSEGURO INTERNET LTDA.

Below we present our technical proposal and we thank you for the opportunity, making ourselves available for any clarifications.

Best regards,

/s/ Joana Monteiro Fernandes Adolfs
Joana Monteiro Fernandes Adolfs
Account Manager

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 68DD47A3-E582-4942-B932-2886F9F76EEE

COMMERCIAL PROPOSAL UOL DIVEO OPT-19/28417 Page: 07/02

Page: 3 /7

Table of Contents

Confidentiality Agreement	4
Commercial Conditions:	5
Considerations:	5

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 68DD47A3-E582-4942-B932-2886F9F76EEE

COMMERCIAL PROPOSAL UOL DIVEO OPT-19/28417 Page: 07/02

Page: 4 /7

Confidentiality Agreement

All information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOL DIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and should not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOL DIVEO, or that does not select any supplier within the 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA agrees to return all exclusive and confidential information belonging to UOL DIVEO, including, but not limited to, this document, and it shall not use or disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners of any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOL DIVEO.

PAGSEGURO INTERNET LTDA shall not publish or disclose this information, either in whole or in part, without prior written permission from UOL DIVEO. Several of the service and company names mentioned in this document are registered trademarks. All of them are acknowledged upon this statement.

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 68DD47A3-E582-4942-B932-2886F9F76EEE

COMMERCIAL PROPOSAL UOL DIVEO OPT-19/28417 Page: 07/02

Page: 5 /7

Commercial Conditions:

Description of the Services	[*****]
	Without Taxes	With Taxes
Referring to the services described in the Technical Proposals OPT-19/28417	[*****]	[*****]

[*****]	[*****]	[*****]

Considerations:

•

Validity of this proposal: 15 business days. After this period has elapsed without the CUSTOMER having returned the signed document to UOL DIVEO, the terms and conditions set forth herein may be revised by UOL DIVEO;

•	This proposal is governed by the conditions of the Colocation Agreement No. CT:02827/19, signed between the Parties on 07/01/2019;

•	Taxes and rates shall apply in accordance with current legislation:

o

Services of the Data Center Solution, Managed Services, Software as a Service, Application Services and/or Security Management Services are levied with ISS, PIS and COFINS, according to the nature of the service;

o	Internet access services and Cloud services are subject to PIS and COFINS.

•

Any alterations in their rates or in the calculation basis of taxes levied on the value of the supply object of this proposal, as well as any taxes which may be created as of this date, even if due to the revocation of exemption, shall determine the reformulation of the prices offered for more or less, in line with the occurred alteration;

•

The non-compliance by the CUSTOMER with obligations defined in the Technical and Commercial Proposals, which imply a delay in the originally proposed schedule does not exempt the CUSTOMER from timely compliance with other obligations, especially those related to payments due;

•	[*****] shall be billed as follows:

o	[*****]

o	[*****]

o	[*****]

[*****] Confidential information redacted

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 68DD47A3-E582-4942-B932-2886F9F76EEE

COMMERCIAL PROPOSAL UOL DIVEO OPT-19/28417 Page: 07/02

Page: 6 /7

•	This proposal does not include cost with local cross-connection with Third Party Operators;

•

The items contracted through this proposal may be available according to the supply of third parties or own stock, and may result in partial deliveries, which, if they occur, must have their respective terms of acceptance approved by the CUSTOMER for billing composition;

•	Any re-installation, either of servers, operating systems or database, at the request of the Customer due to problems in the application, may be the subject of an additional commercial proposal;

•

If the provision of Internet access through the UOL DIVEO 95 percentile is contracted, the excess Mbps shall be 15% higher than the minimum contracted Mbps value (according to the metrics established in the Technical Proposal);

•

UOL DIVEO Scale Backup: If contracted, a monthly measurement of the daily backup volume of all servers shall be performed. At the beginning of each month, UOL DIVEO shall verify the day of the previous month when the highest backup peak occurred. If the customer exceeds the contracted backup volume, it shall be charged at the value of the highest peak exceeded. All the rules for utilization of the backup and restrictions are found in the Technical Proposal.

•

Cloud Backup: If contracted, monthly measurements shall be made of the backup volume of all the considered servers. If the customer exceeds the monthly contracted backup volume, it shall be charged by the amount exceeded. All the rules for utilization of the backup and restrictions are found in the Technical Proposal.

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 68DD47A3-E582-4942-B932-2886F9F76EEE

COMMERCIAL PROPOSAL UOL DIVEO OPT-19/28417 Page: 07/02

Page: 7 /7

January 31st, 2020 | 06:29:39 PST

São Paulo,                , 20    .

UOL DIVEO TECNOLOGIA LTDA

-DocuSigned by:	/S/ ROGILDO TORQUATO LANDIM	-DocuSigned by:	/S/ MARCELO MOOJEN EPPERLEIN
Name:	Rogildo Torquato Landim	Name:	Marcelo Moojen Epperlein
ID:		ID:

PAGSEGURO INTERNET LTDA.

-DocuSigned by:	/S/ RENATO BERTOZZO DUARTE	-DocuSigned by:	/S/ WAGNER CHAGAS FEDER
Name:	Renato Bertozzo Duarte	Name:	Wagner Chagas Feder
ID:		ID:

WITNESSES

-DocuSigned by:	/S/ MARCIO DRUMOND ARAUJO	-DocuSigned by:	/S/ INGRID DOS SANTOS CRUZ
Name:	Marcio Drumond Araujo	Name:	Ingrid dos Santos Cruz
ID:		ID:

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 68DD47A3-E582-4942-B932-2886F9F76EEE

PAGSEGURO INTERNET LTDA

Technical Proposal

COLOCATION—Electrical readjustment

DocuSign Envelope ID: 68DD47A3-E582-4942-B932-2886F9F76EEE

TECHNICAL PROPOSAL UOL Diveo—OPT 19/28417-A	Page: 2

Presentation

São Paulo, December 23rd, 2019

Referring to the Proposal UOL Diveo OPT 19/28417-A

Att. Mr. Raphael Bittencourt Simões Costa

In response to your request, we present a proposal for an integrated technology and services solution to meet the expectations of PAGSEGURO INTERNET LTDA in relation to IT infrastructure services.

We make available to PAGSEGURO INTERNET LTDA our experience of excellent quality services provided to the corporate market. We developed this Proposal with the commitment to offer the solution which most adheres to the business needs of PAGSEGURO INTERNET LTDA.

We thank you for the opportunity and are at your entire disposal for any clarifications which may be necessary.

Best regards,

/s/Jhones Fraga
Jhones Fraga Solution Architect

DocuSign Envelope ID: 68DD47A3-E582-4942-B932-2886F9F76EEE

TECHNICAL PROPOSAL UOL Diveo—OPT 19/28417-A	Page: 3

Confidentiality

All information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOL DIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and should not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOL DIVEO, or that does not select any supplier within the 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA agrees to return all exclusive and confidential information belonging to UOL DIVEO, including, but not limited to, this document, and it shall not use or disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners of any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOL DIVEO.

PAGSEGURO INTERNET LTDA shall not publish or disclose this information, either in whole or in part, without prior written permission from UOL DIVEO. Several of the service and company names mentioned in this document are registered trademarks. All of them are acknowledged upon this statement.

DocuSign Envelope ID: 68DD47A3-E582-4942-B932-2886F9F76EEE

TECHNICAL PROPOSAL UOL Diveo—OPT 19/28417-A	Page: 4

Colocation—Electrical readjustment

The present proposal contemplates the solution of services managed by UOL DIVEO, called Colocation, which constitutes the provision of infrastructure for the allocation of equipment to PAGSEGURO INTERNET LTDA.

UOL DIVEO shall be responsible for managing and administering the equipment to be contemplated in this proposal, which will be provided by UOL DIVEO to meet the need presented by PAGSEGURO INTERNET LTDA, as specified in the Technical Solution item.

The PAGSEGURO INTERNET LTDA. environment shall have:

•	Redundant Electricity System: with redundant generators, independent UPS and power from more than one electrical substation;

•	High precision redundant air conditioning system;

•	Building Automation System;

•	Physical security through cameras, intrusion detection sensors, access control systems, etc.;

•	Fire detection and prevention system;

•	Lifted floor;

•	Monitoring of service levels, alarms and characteristics of access to the environment through a secure website (UOL DIVEO Client Panel).

DocuSign Envelope ID: 68DD47A3-E582-4942-B932-2886F9F76EEE

TECHNICAL PROPOSAL UOL Diveo—OPT 19/28417-A	Page: 5

Proposal Summary:

Data Center: Tamboré

Electrical readjustment:

•	Manpower required to supply electrical readjustment for rack I01, located inside the PAGSEGURO INTERNET LTDA cage:

o	In the concerned rack, 3 CISCO UCS chassis shall be allocated;

o	Each chassis has an estimated consumption of 2.3kVA.

DocuSign Envelope ID: 68DD47A3-E582-4942-B932-2886F9F76EEE

TECHNICAL PROPOSAL UOL Diveo—OPT 19/28417-A	Page: 6

General Considerations

•	Installation Deadline: 30 business days.

•

Both the supply of the internal cabling of the racks, as well as the assembly and interconnection of servers and other equipment in the environment are not included in this proposal and shall remain under the full responsibility of the contracting party;

•	Should PAGSEGURO INTERNET LTDA need more positions than the space offered in this proposal to connect its equipment, UOL Diveo reserves the right to charge the relevant additional amount;

•	Alterations requested by PAGSEGURO INTERNET LTDA in the initial scope of the project may generate additional costs. This cost may be transferred in full; the decision being made by UOL Diveo;

•	This proposal is governed by the conditions of the Colocation Agreement No. CT:02827/19, signed between the Parties on 07/01/2019.

DocuSign Envelope ID: 68DD47A3-E582-4942-B932-2886F9F76EEE

TECHNICAL PROPOSAL UOL Diveo—OPT 19/28417-A	Page: 7

January 31st, 2020 | 06:29:39 PST

São Paulo,                     , 2019.

-DocuSigned by: /s/ Renato Bertozzo Duarte	-DocuSigned by: /s/ Wagner Chagas Feder
PAGSEGURO INTERNET LTDA.	PAGSEGURO INTERNET LTDA.

-DocuSigned by: /s/ Rogildo Torquato Landim	-DocuSigned by: /s/ Marcelo Moojen Epperlein
UOL DIVEO TECNOLOGIA LTDA	UOL DIVEO TECNOLOGIA LTDA

WITNESSES:

-DocuSigned by:	/S/ MARCIO DRUMOND ARAUJO	-DocuSigned by:	/S/ INGRID DOS SANTOS CRUZ
Name:	Marcio Drumond Araujo	Name:	Ingrid dos Santos Cruz
RG:		RG:

Conclusion Certificate

Envelope identification: 68DD47A3E5824942B9322886F9F76EEE Status: Concluded Subject: DocuSign: Commercial Proposal—Energy readjustment Tamboré—PagSeguro (OPT-1928417).doc (1...
Origin of the Envelope: No. of Pages in Document: 14 No. of Pages in Certificate: 9 Guided signature: Activated Stamp with Envelope ID: Activated	Signatures: 12 Initials: 2	Envelope sender: Saedio Dias de Souza Filho Av. Brigadeiro Faria Lima, 1.384 SP, SP 01452-002 [*****]
Time zone: (UTC-08:00) Pacific Time (US and Canada)		IP Address: [*****]

Record tracking

Status: Original 01/31/2020 06:25:32 a.m.	Holder: Saedio Dias de Souza Filho [*****]	Location: DocuSign

Signatory Events	Signature	Date/Time
Saedio Dias de Souza Filho [*****] LAWYER UNIVERSO ONLINE S.A. Security Level: Email address, Account authentication (None)	Adoption of signature: Loaded signature image Using IP address: [*****]	Submitted: 01/31/2020 06:29:26 a.m. Viewed: 01/31/2020 06:29:34 a.m. Signed: 01/31/2020 06:29:39 a.m.
Signature and Electronic Registration Terms: Not available through DocuSign Marcio Drumond Araujo [*****] CIO	-DocuSigned by:	Submitted: 01/31/2020 06:29:40 a.m. Viewed: 01/31/2020 07:01:54 a.m. Signed: 01/31/2020 07:02:32 a.m.
Security Level: Email address, Account authentication (None)	Adoption of signature: Loaded signature image Using IP address: [*****]
Signature and Electronic Registration Terms: Accepted: 08/19/2018 05:25:15 a.m. ID: [*****] Marcelo Moojen Epperlein [*****] CFO UOL DIVEO Security Level: Email address, Account authentication (None)	-DocuSigned by: Adoption of signature: Pre-selected style Using IP address: [*****]	Submitted: 01/31/2020 07:02:33 a.m. Viewed: 01/31/2020 07:04:49 a.m. Signed: 01/31/2020 07:04:58 a.m.
Signature and Electronic Registration Terms: Accepted: 08/31/2018 1:30:22 p.m. ID: [*****]
Renato Bertozzo Duarte rduarte@uolinc.com Legal Director Universo Online S.A. Security Level: Email address, Account authentication (None)	-DocuSigned by: Adoption of signature: Pre-selected style Using IP address: [*****]	Submitted: 01/31/2020 07:02:34 a.m. Viewed: 01/31/2020 07:02:55 a.m. Signed: 01/31/2020 07:03:01 a.m.

Signature and Electronic Registration Terms:

[*****] Confidential information redacted

Signatory Events	Signature	Date/Time
Accepted: 01/31/2020 07:02:55 a.m. ID: [*****]
Rogildo Torquato Landim [*****] CEO UOL DIVEO CEO Security Level: Email address, Account authentication (None)	-DocuSigned by: Adoption of signature: Pre-selected style Using IP address: [*****]	Submitted: 01/31/2020 07:02:33 a.m. Viewed: 01/31/2020 09:34:03 a.m. Signed: 01/31/2020 09:34:13 a.m.
Signature and Electronic Registration Terms: Accepted: 01/31/2020 09:34:03 a.m. ID: [*****] Wagner Chagas Feder [*****] Treasury Director Security Level: Email address, Account authentication (None)	-DocuSigned by: Adoption of signature: Pre-selected style Using IP address: [*****]	Submitted: 01/31/2020 07:02:34 a.m. Viewed: 02/11/2020 06:39:50 a.m. Signed: 02/11/2020 06:39:55 a.m.
Signature and Electronic Registration Terms: Accepted: 06/29/2018 3:03:30 p.m. ID: [*****] Ingrid dos Santos Cruz [*****] Security Level: Email address, Account authentication (None)	-DocuSigned by: Adoption of signature: Pre-selected style Using IP address: [*****]	Submitted: 02/11/2020 06:39:57 a.m. Viewed: 02/12/2020 05:06:57 a.m. Signed: 02/12/2020 05:07:23 a.m.
Signature and Electronic Registration Terms: Accepted: 10/15/2019 1:09:59 p.m. ID: [*****]
In-Person Signatory Events	Signature	Date/Time

Editor Events	Status	Date/Time

Agent Events	Status	Date/Time

Recipient Events	Status	Date/Time

Intermediates

Certified Delivery Events	Status	Date/Time

Copy Events	Status	Date/Time

Events with witnesses	Signature	Date/Time

Civil Law Notary Events	Signature	Date/Time

Envelope summary events	Status	Date/time stamp

Envelope submitted	With hash/encrypted	02/11/2020 06:39:57 a.m.

Certified delivery	Verified security	02/12/2020 05:06:57 a.m.

Signature completed	Verified security	02/12/2020 05:07:23 a.m.

Concluded	Verified security	02/12/2020 05:07:23 a.m.

Payment events	Status	Date/time stamp

Signature and Electronic Registration Terms

[*****] Confidential information redacted

Signature Terms and Electronic Registration created on: 02/07/2018 05:43:37 a.m.

The parties hereby agree at: Marcio Drumond Araujo, Marcelo Moojen Epperlein, Renato Bertozzo Duarte, Ingrid dos Santos Cruz

CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES

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Unless you tell us otherwise, in accordance with the procedures described here, we shall provide you electronically, through your DocuSign user account, with all necessary notices, disclosures, authorizations, confirmations and other documents that must be provided or made available to you during our relationship In order to mitigate the risk of you inadvertently failing to receive any notice or disclosure, we prefer to provide all notices and disclosures using the same method and to the same address you provided to us. Thus, you shall be able to receive all disclosures and notices electronically or in printed form, through the mail. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above, which describes the consequences of your choice not to receive notices and disclosures from us electronically.

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(ii)

I am able to print or save or email this disclosure to a location where I can print it for future reference and access; and (iii) Until or unless I notify you as described above, I consent to receiving exclusively in electronic form, all notices, disclosures, authorizations, acceptances and other documents which must be provided or made available to me during the course of my relationship with you.

Signature Terms and Electronic Registration created on: 12/27/2017 06:27:37 a.m.

The Parties hereby agree to: Rogildo Torquato Landim, Wagner Chagas Feder

CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES

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Commercial Proposal

PAGSEGURO—Energy readjustment for Glete

DocuSign Envelope ID: 53CF9DF8-F843-4235-A551-67A9067A238B

COMMERCIAL PROPOSAL UOL DIVEO OPT-19/28364

Page: */7

São Paulo, January 09th, 2020.

To PAGSEGURO INTERNET LTDA

Att.: Raphael Bittencourt

Referring to the Proposals UOL DIVEO OPT-19/28364

In response to your request, we present a proposal for an integrated technology solution to meet the expectations of PAGSEGURO INTERNET LTDA in relation to IT infrastructure services.

We provide PAGSEGURO INTERNET LTDA with our experience of excellent quality services provided to the corporate market. We developed this Proposal with the commitment to offer the solution which most adheres to the business needs of PAGSEGURO INTERNET LTDA.

Below we present our technical proposal and we thank you for the opportunity, making ourselves available for any clarifications.

Best regards,

/s/ Joana Monteiro Fernandes Adolfs
Joana Monteiro Fernandes Adolfs
Account Manager

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 53CF9DF8-F843-4235-A551-67A9067A238B

COMMERCIAL PROPOSAL UOL DIVEO OPT-19/28364

Page: */7

Table of Contents

Confidentiality Agreement	4
Commercial Conditions:	5
Considerations:	5

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 53CF9DF8-F843-4235-A551-67A9067A238B

COMMERCIAL PROPOSAL UOL DIVEO OPT-19/28364

Page: */7

Confidentiality Agreement

All information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOL DIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and should not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOL DIVEO, or that does not select any supplier within the 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA, agrees to return all exclusive and confidential information belonging to UOL DIVEO, including, but not limited to, this document, and it shall not use or disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners of any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOL DIVEO.

PAGSEGURO INTERNET LTDA shall not publish or disclose this information, either in whole or in part, without prior written permission from UOL DIVEO. Several of the service and company names mentioned in this document are registered trademarks. All of them are acknowledged upon this statement.

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 53CF9DF8-F843-4235-A551-67A9067A238B

COMMERCIAL PROPOSAL UOL DIVEO OPT-19/28364

Page: */7

Commercial Conditions:

Description of the Services	[*****]
	Without Taxes	With Taxes
Referring to the services described in the Technical Proposals OPT-19/28364	[*****]	[*****]

[*****]	[*****]	[*****]

Considerations:

•

Validity of this proposal: 15 business days. After this period has elapsed without the CUSTOMER having returned the signed document to UOL DIVEO, the terms and conditions set forth herein may be revised by UOL DIVEO;

•	This proposal is governed by the conditions of the Colocation Agreement No. CT:02827/19, signed between the Parties on 07/01/2019;

•	Taxes and rates shall apply in accordance with current legislation:

o

Services of the Data Center Solution, Managed Services, Software as a Service, Application Services and/or Security Management Services are levied with ISS, PIS and COFINS, according to the nature of the service;

o	Internet access services and Cloud services are subject to PIS and COFINS.

•

Any alterations in their rates or in the calculation basis of taxes levied on the value of the supply object of this proposal, as well as any taxes which may be created as of this date, even if due to the revocation of exemption, shall determine the reformulation of the prices offered for more or less, in line with the occurred alteration;

•

The non-compliance by the CUSTOMER with obligations defined in the Technical and Commercial Proposals, which imply a delay in the originally proposed schedule does not exempt the CUSTOMER from timely compliance with other obligations, especially those related to payments due;

•	[*****] shall be billed as follows:

o	[*****];

o	[*****];

[*****] Confidential information redacted

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 53CF9DF8-F843-4235-A551-67A9067A238B

COMMERCIAL PROPOSAL UOL DIVEO OPT-19/28364

Page: */7

o	[*****].

•	This proposal does not include cost with local cross-connection with Third Party Operators;

•

The items contracted through this proposal may be available according to the supply of third parties or own stock, and may result in partial deliveries, which, if they occur, must have their respective terms of acceptance approved by the CUSTOMER for billing composition;

•	Any re-installation, either of servers, operating systems or database, at the request of the Customer due to problems in the application, may be the subject of an additional commercial proposal;

•

If the provision of Internet access through the UOL DIVEO 95 percentile is contracted, the excess Mbps shall be 15% higher than the minimum contracted Mbps value (according to the metrics established in the Technical Proposal);

•

UOL DIVEO Scale Backup: If contracted, a monthly measurement of the daily backup volume of all servers shall be performed. At the beginning of each month, UOL DIVEO shall verify the day of the previous month when the highest backup peak occurred. If the customer exceeds the contracted backup volume, it shall be charged at the value of the highest peak exceeded. All the rules for utilization of the backup and restrictions are found in the Technical Proposal.

•

Cloud Backup: If contracted, monthly measurements shall be made of the backup volume of all the considered servers. If the customer exceeds the monthly contracted backup volume, it shall be charged by the amount exceeded. All the rules for utilization of the backup and restrictions are found in the Technical Proposal.

[*****] Confidential information redacted

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 53CF9DF8-F843-4235-A551-67A9067A238B

COMMERCIAL PROPOSAL UOL DIVEO OPT-19/28364

Page: */7

January 31st, 2020 | 09:49:55 PST

São Paulo,                , 20        .

UOL DIVEO TECNOLOGIA LTDA

-DocuSigned by:	/S/ ROGILDO TORQUATO LANDIM	-DocuSigned by:	/S/ MARCELO MOOJEN EPPERLEIN
Name:	Rogildo Torquato Landim	Name:	Marcelo Moojen Epperlein
ID:		ID:

PAGSEGURO INTERNET LTDA.

-DocuSigned by:	/S/ RENATO BERTOZZO DUARTE	-DocuSigned by:	/S/ WAGNER CHAGAS FEDER
Name:	Renato Bertozzo Duarte	Name:	Wagner Chagas Feder
ID:		ID:

WITNESSES

-DocuSigned by:	/S/ MARCIO DRUMOND ARAUJO	-DocuSigned by:	/S/ INGRID DOS SANTOS CRUZ
Name:	Marcio Drumond Araujo	Name:	Ingrid dos Santos Cruz
ID:		ID:

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 53CF9DF8-F843-4235-A551-67A9067A238B

PAGSEGURO INTERNET LTDA

Technical Proposal

COLOCATION—MOVING AND ELECTRICAL ADJUSTMENT

DocuSign Envelope ID: 53CF9DF8-F843-4235-A551-67A9067A238B

TECHNICAL PROPOSAL UOL Diveo—OPT 19/28364-A	Page: 2

Presentation

São Paulo,

December 9th, 2019

Referring to the Proposal UOL Diveo OPT 19/28364-A

Att. Mr. Raphael Bittencourt Simões Costa

In response to your request, we present a proposal for an integrated technology and services solution to meet the expectations of PAGSEGURO INTERNET LTDA in relation to IT infrastructure services.

We provide PAGSEGURO INTERNET LTDA with our experience of excellent quality services provided to the corporate market. We developed this Proposal with the commitment to offer the solution which most adheres to the business needs of PAGSEGURO INTERNET LTDA.

We thank you for the opportunity and are at your entire disposal for any clarifications which may be necessary.

Best regards,

/s/Jhones Fraga
Jhones Fraga Solution Architect

DocuSign Envelope ID: 53CF9DF8-F843-4235-A551-67A9067A238B

TECHNICAL PROPOSAL UOL Diveo—OPT 19/28364-A	Page: 3

Confidentiality

All information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOL DIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and should not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOL DIVEO, or that does not select any supplier within the 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA, agrees to return all exclusive and confidential information belonging to UOL DIVEO, including, but not limited to, this document, and it shall not use or disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners of any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOL DIVEO.

PAGSEGURO INTERNET LTDA shall not publish or disclose this information, either in whole or in part, without prior written permission from UOL DIVEO. Several of the service and company names mentioned in this document are registered trademarks. All of them are acknowledged upon this statement.

DocuSign Envelope ID: 53CF9DF8-F843-4235-A551-67A9067A238B

TECHNICAL PROPOSAL UOL Diveo—OPT 19/28364-A	Page: 4

Colocation

The present proposal contemplates the solution of services managed by UOL DIVEO, called Colocation, which constitutes the provision of infrastructure for moving and electrical adjustment in the environment to be made available to PAGSEGURO INTERNET LTDA.

UOL DIVEO shall be responsible for managing and administering the equipment to be contemplated in this proposal, which shall be provided by UOL DIVEO to meet the need presented by PAGSEGURO INTERNET LTDA, as specified in the Technical Solution item.

The PAGSEGURO INTERNET LTDA. environment shall have:

•	Redundant Electricity System: with redundant generators, independent UPS and power from more than one electrical substation;

•	High precision redundant air conditioning system;

•	Building Automation System;

•	Physical security through cameras, intrusion detection sensors, access control systems, etc.;

•	Fire detection and prevention system;

•	Lifted floor;

•	Monitoring of service levels, alarms and characteristics of access to the environment through a secure website (UOL DIVEO Client Panel).

DocuSign Envelope ID: 53CF9DF8-F843-4235-A551-67A9067A238B

TECHNICAL PROPOSAL UOL Diveo—OPT 19/28364-A	Page: 5

Proposal Summary:

Data Center: Glete

Purpose:

•	Moving of the AQ11 rack to the AL08 position and adapting it with a new electrical infrastructure to receive up to 4 Cisco UCSB5108 blades, with a maximum unit capacity of 2.3kW.

Electrical:

•	Reutilization of 4 existing circuits and launch of 6 new ones, 2F+T/208V/3kW;

•	Installation of new connection boxes under the lifted floor.

Moving:

•	Cabling and electrical shutdown of the AQ11 rack;

•	Displacement to the AL08 position;

•	Structured network reconnection and interconnection of switches SW0002528 and SW0002529.

DocuSign Envelope ID: 53CF9DF8-F843-4235-A551-67A9067A238B

TECHNICAL PROPOSAL UOL Diveo—OPT 19/28364-A	Page: 6

General Remarks

•	Installation Deadline: Within up to 45 calendar days from the official contact of the UOL Diveo Project Manager;

•

Both the supply of the internal cabling of the racks, as well as the assembly and interconnection of servers and other equipment in the environment are not included in this proposal and shall remain under the full responsibility of the contracting party;

•	Should PAGSEGURO INTERNET LTDA need more positions than the space offered in this proposal to connect its equipment, UOL Diveo reserves the right to charge the relevant additional amount;

•	Alterations requested by PAGSEGURO INTERNET LTDA in the initial scope of the project may generate additional costs. This cost may be transferred in full; the decision being made by UOL Diveo;

•	This proposal is governed by the conditions of the Colocation Agreement No. CT:02827/19, signed between the Parties on 07/01/2019.

DocuSign Envelope ID: 53CF9DF8-F843-4235-A551-67A9067A238B

TECHNICAL PROPOSAL UOL Diveo—OPT 19/28364-A	Page: 7

January 31st, 2020 | 09:49:55 PST

São Paulo,                 , 2019.

-DocuSigned by: /s/ Renato Bertozzo Duarte	-DocuSigned by: /s/ Wagner Chagas Feder
PAGSEGURO INTERNET LTDA.	PAGSEGURO INTERNET LTDA.

-DocuSigned by: /s/ Rogildo Torquato Landim	-DocuSigned by: /s/ Marcelo Moojen Epperlein
UOL DIVEO TECNOLOGIA LTDA	UOL DIVEO TECNOLOGIA LTDA

WITNESSES:

-DocuSigned by:	/S/ MARCIO DRUMOND ARAUJO	-DocuSigned by:	/S/ INGRID DOS SANTOS CRUZ
Name:	Marcio Drumond Araujo	Name:	Ingrid dos Santos Cruz
RG:		RG:

Conclusion Certificate

Envelope identification: 53CF9DF8F8434235A55167A9067A238B Status: Concluded Subject: DocuSign:Commercial Proposal—Energy readjustment—Glete—PagSeguro (OPT-1928364).doc.pdf,...
Origin of the Envelope: No. of Pages in Document: 14 No. of Pages in Certificate: 9 Guided signature: Activated Stamp with Envelope ID: Activated	Signatures: 12 Initials: 2	Envelope sender: Saedio Dias de Souza Filho Av. Brigadeiro Faria Lima, 1.384 SP, SP 01452-002 [*****]
Time zone: (UTC-08:00) Pacific Time (US and Canada)		IP Address: [*****]

Record tracking

Status: Original 01/31/2020 09:44:28 a.m.	Holder: Saedio Dias de Souza Filho [*****]	Location: DocuSign

Signatory Events	Signature	Date/Time
Saedio Dias de Souza Filho [*****] LAWYER UNIVERSO ONLINE S.A. Security Level: Email address, Account authentication (None)	Adoption of signature: Loaded signature image Using IP address: [*****]	Submitted: 01/31/2020 09:49:42 a.m. Viewed: 01/31/2020 09:49:50 a.m. Signed: 01/31/2020 09:49:55 a.m.
Signature and Electronic Registration Terms: Not available through DocuSign Marcio Drumond Araujo [*****] CIO Security Level: Email address, Account authentication (None)	-DocuSigned by: Adoption of signature: Loaded signature image Using IP address: [*****]	Submitted: 01/31/2020 09:49:57 a.m. Viewed: 02/03/2020 11:34:15 a.m. Signed: 02/03/2020 11:36:32 a.m.
Signature and Electronic Registration Terms: Accepted: 08/19/2018 05:25:15 a.m. ID: [*****] Marcelo Moojen Epperlein [*****] CFO UOL DIVEO Security Level: Email address, Account authentication (None)	-DocuSigned by: Adoption of signature: Pre-selected style Using IP address: [*****]	Submitted: 02/03/2020 11:36:34 a.m. Viewed: 02/03/2020 1:13:30 p.m. Signed: 02/03/2020 1:13:50 p.m.
Signature and Electronic Registration Terms: Accepted: 08/31/2018 1:30:22 p.m. ID: [*****]
Renato Bertozzo Duarte [*****] Legal Director Universo Online S.A. Security Level: Email address, Account authentication (None)	-DocuSigned by: Adoption of signature: Pre-selected style Using IP address: [*****]	Submitted: 02/03/2020 11:36:34 a.m. Viewed: 02/03/2020 11:59:35 a.m. Signed: 02/03/2020 11:59:41 a.m.

Signature and Electronic Registration Terms:

[*****] Confidential information redacted

Signatory Events	Signature	Date/Time
Accepted: 02/03/2020 11:59:35 a.m. ID: [*****]
Rogildo Torquato Landim [*****] CEO UOL DIVEO CEO Security Level: Email address, Account authentication (None)	-DocuSigned by: Adoption of signature: Pre-selected style Using IP address: [*****]	Submitted: 02/03/2020 11:36:33 a.m. Viewed: 02/06/2020 06:23:13 a.m. Signed: 02/06/2020 06:23:25 a.m.
Signature and Electronic Registration Terms: Accepted: 02/06/2020 06:23:13 a.m. ID: [*****] Wagner Chagas Feder [*****] Treasury Director Security Level: Email address, Account authentication (None)	-DocuSigned by: Adoption of signature: Pre-selected style Using IP address: [*****]	Submitted: 02/03/2020 11:36:34 a.m. Viewed: 02/11/2020 06:39:12 a.m. Signed: 02/11/2020 06:39:20 a.m.
Signature and Electronic Registration Terms: Accepted: 06/29/2018 3:03:30 p.m. ID: [*****] Ingrid dos Santos Cruz [*****] Security Level: Email address, Account authentication (None)	-DocuSigned by: Adoption of signature: Pre-selected style Using IP address: [*****]	Submitted: 02/11/2020 06:39:21 a.m. Viewed: 02/12/2020 05:11:33 a.m. Signed: 02/12/2020 05:12:05 a.m.
Signature and Electronic Registration Terms: Accepted: 10/15/2019 1:09:59 p.m. ID: [*****]
In-Person Signatory Events	Signature	Date/Time

Editor Events	Status	Date/Time

Agent Events	Status	Date/Time

Recipient Events Intermediates	Status	Date/Time

Certified Delivery Events	Status	Date/Time

Copy Events	Status	Date/Time

Events with witnesses	Signature	Date/Time

Civil Law Notary Events	Signature	Date/Time

Envelope summary events	Status	Date/time stamp

Envelope submitted	With hash/encrypted	02/11/2020 06:39:21

Certified delivery	Verified security	02/12/2020 05:11:34

Signature completed	Verified security	02/12/2020 05:12:05

Concluded	Verified security	02/12/2020 05:12:05

Payment events	Status	Date/time stamp

Signature and Electronic Registration Terms

[*****] Confidential information redacted

Signature Terms and Electronic Registration created on: 02/07/2018 05:43:37 a.m.

The parties hereby agree at: Marcio Drumond Araujo, Marcelo Moojen Epperlein, Renato Bertozzo Duarte, Ingrid dos Santos Cruz

CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES

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[*****] Confidential information redacted

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(iii)

Until or unless I notify you as described above, I consent to receiving exclusively in electronic form, all notices, disclosures, authorizations, acceptances and other documents which must be provided or made available to me during the course of my relationship with you.

CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES

Electronic Registration and Signature Disclosure

Periodically, UOL—UNIVERSO ONLINE S/A may be legally required to provide you with certain written notices or disclosures. The terms and conditions for providing you with such notices and disclosures electronically through the electronic signature system of DocuSign, Inc. (DocuSign). Please read the information below carefully and thoroughly, and if you can access this information electronically satisfactorily and agree to these terms and conditions, please confirm your acceptance by clicking on the “I agree” button at the bottom of this document.

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At any time, you may request from us a hard copy of any record provided or made available electronically by us to you. You shall be able to download and print the documents we send you through the DocuSign system during and immediately after the signing session, and if you choose to create a DocuSign user account, you shall be able to access them for a limited period of time (usually 30 days) after the date of first submission to you. After that period, if you wish us to send hard copies of any of these documents from our office to you, we shall charge you a fee of [*****] per page. You can request delivery of such hard copies by us following the procedure described below.

Withdrawal of your consent

Should you decide to receive notices and disclosures from us electronically, you can, at any time, change your mind and inform us later that you wish to receive notices and disclosures only in printed form. The way in which you must inform us of your decision to receive future notices and disclosures in printed form and to withdraw your consent to receive notices and disclosures is described below.

Consequences of withdrawal of consent

If you choose to receive the required notices and disclosures only in print, this shall reduce the speed at which we are able to complete certain steps in transactions involving you and the delivery of services to you, as we shall first need to send the required notices and disclosures in printed form, and then wait until we receive back confirmation that you have received such printed notices and disclosures. To indicate to us that you have changed your mind, you must withdraw your consent by filling in the DocuSign “Withdrawal of Consent” form on the signature page of a DocuSign envelope, rather than signing it. This shall indicate that you have withdrawn your consent to receive notices and disclosures electronically and you shall no longer be able to use the DocuSign system to receive the necessary notifications and consents from us electronically or to electronically sign documents sent by us.

All notices and disclosures shall be sent to you electronically

Unless you inform us otherwise, in accordance with the procedures described herein, we shall provide you electronically, through your DocuSign user account, with all necessary notices, disclosures, authorizations, confirmations and other documents which must be provided or made available to you during our relationship. In order to mitigate the risk of you inadvertently failing to receive any notice or disclosure, we prefer to provide all notices and disclosures using the same method and to the same address you provided to us. Thus, you shall be able to receive all disclosures and notices electronically or in printed form, through the mail. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above, which describes the consequences of your choice not to receive notices and disclosures from us electronically.

[*****] Confidential information redacted

How to contact UOL—UNIVERSO ONLINE S/A:

You can contact us to inform about your changes to how we may contact you electronically, request hard copies of certain information and withdraw your prior consent to receive notices and disclosures in electronic format, as follows: To contact us by email send messages to: [*****] To contact us by email, send messages to: UOL—UNIVERSO ONLINE S/A

To inform your new email address to UOL—UNIVERSO ONLINE S/A: To inform us of a change in your email address, to which we must send notices and disclosures electronically, you must send us an email message to the address [*****] and inform, in the body of the message: your previous email address, your new email address. We do not ask for any other information to change your email address. We do not require any other information from you to change your email address.

In addition, you must notify DocuSign, Inc to ensure that your new email address is reflected in your DocuSign account, following the process for changing email in the DocuSign system.

To request hard copies from UOL—UNIVERSO ONLINE S/A:

To request delivery of hard copies of notices and disclosures previously provided by us electronically, you must send an email message to [*****] and inform, in the body of the message: your email address, full name, postal address in Brazil and phone number. We shall charge you for copies at this time, if applicable.

To withdraw your consent to UOL—UNIVERSO ONLINE S/A:

To inform us that you no longer wish to receive future notices and disclosures in electronic format, you may:

(i)	refuse to sign a document from your DocuSign session, and on the next page, tick the item indicating your intention to revoke your consent; or

(ii)

send an email message to [*****] and inform, in the body of the message, your email address, full name, postal address in Brazil and telephone number. We do not need any other information from you to revoke your consent. As a result of revoking your consent for online documents, transactions shall take a longer time to process. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process.

Required hardware and software**:

(i)	Operational Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®

(ii)	Browsers: Final versions of Internet Explorer® 6.0 or higher (Windows only); Mozilla Firefox 2.0 or higher (Windows and Mac); Safari™ 3.0 or higher (Mac only)

(iii)	PDF readers: Acrobat® or similar software may be required to view and print PDF files.

(iv)	Screen Resolution: Minimum 800 x 600

(v)	Security Settings enabled: Allow cookies per session

** These minimum requirements are subject to change. In case of alteration, you shall be asked to accept the disclosure again. Trial versions (e.g., beta) of operating systems and browsers are not supported.

[*****] Confidential information redacted

Signature Terms and Electronic Registration created on: 12/27/2017 06:27:37 a.m.

The Parties hereby agree to: Rogildo Torquato Landim, Wagner Chagas Feder

Confirmation of your access and consent to receive materials electronically:

To confirm that you can access this information electronically, which shall be similar to other electronic notices and disclosures we shall send to you in the future, please verify that it has been possible to read this electronic disclosure and that it has also been possible to print or save this page electronically for future reference and access; or that it was possible to send the present disclosure and consent, via email, to an address through which it is possible for you to print or save it for future reference and access. In addition, if you agree to receive notices and disclosures exclusively in electronic format under the terms and conditions described above, please inform us by clicking on the “I agree” button below.

By selecting the “I agree” field, I confirm that:

(i)	I am able to access and read this electronic document, called CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES; and

(ii)

I am able to print or save or email this disclosure to a location where I can print it for future reference and access; and (iii) Until or unless I notify UOL—UNIVERSO ONLINE S/A as described above, I consent to receiving exclusively in electronic form, all notices, disclosures, authorizations, acceptances and other documents which must be provided or made available to me by UOL—UNIVERSO ONLINE S/A during the course of my relationship with you.